Exhibit 99.6

WARRANT AGREEMENT

WARRANT AGREEMENT (this “Warrant Agreement”) dated as of March [●], 2023 (the “Issuance Date”) between Ribbon Communications Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”).

WHEREAS, the Company is engaged in a private placement of shares of its preferred stock, par value $0.01 per share, and warrants (each a “Warrant” or, collectively, the “Warrants”) entitling holders to purchase shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (the “Warrant Shares”);

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in accordance with the terms set forth in this Warrant Agreement in connection with the issuance, registration, transfer, exchange and exercise of the Warrants;

WHEREAS, the Company desires to provide for the provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Warrant Agreement (and no implied terms or conditions).

2. Warrants.

2.1 Form of Warrants. The Warrants shall be substantially in the form of Exhibit A attached hereto.

2.2 Effect of Countersignature. If a physical certificate is issued, unless and until countersigned by the Warrant Agent pursuant to this Warrant Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.3 Registration.

2.3.1 Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of the original issuance and transfers of the Warrants. Upon the initial issuance of the Warrants in book-entry form, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

2.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (“Registered Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

3. Terms and Exercise of Warrants.

3.1 Exercise Price. Each Warrant shall entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock, stated therein, at the price of $[•] per share, subject to the adjustments provided in Section 4 hereof (the “Exercise Price”).

3.2 Duration of Warrants. Warrants may be exercised only during the period (“Exercise Period”) commencing on the Issuance Date and terminating at 11:59 P.M., New York time (the “close of business”) on March [•], 2027 (“Expiration Date”), unless the Expiration Date is not a Business Day or a day on which trading takes place on the principal Trading Market (a “Holiday”), in which case the Expiration Date will be the next day that is not a Holiday. Each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Warrant Agreement shall cease at the close of business on the Expiration Date.

3.3 Exercise of Warrant.

3.3.1 Exercise and Payment. Subject to the provisions of this Warrant Agreement and the Warrant, a Registered Holder may exercise the purchase rights represented by the Warrant, in whole or in part, at any time or times on or before the Expiration Date by (i) delivering to the Warrant Agent, a duly executed Exercise Notice in the form attached as Exhibit A to the Warrant (the “Exercise Notice”) and (ii) (A) payment to the Warrant Agent of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds to an account designated in writing by the Warrant Agent or (B) by notifying the Company in writing that this Warrant is being exercised pursuant to a Cashless Exercise (as defined below). No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. The Company acknowledges that the bank accounts maintained by the Warrant Agent in connection with the services provided under this Warrant Agreement will be in its name and that the Warrant Agent may receive investment earnings in connection with the investment at Warrant Agent risk and for its benefit of funds held in those accounts from time to time. Neither the Company nor the Registered Holders will receive interest on any deposits or Exercise Price. If the materials discussed in this Section 3.3.1 are received or deemed to be received after the Expiration Date, the Exercise Notice (or notice of a Cashless Exercise (as defined below)) will be null and void and any funds delivered to the Warrant Agent will be returned to the Registered Holder, as the case may be, as soon as practicable. In no event will interest accrue on any funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of the Warrants.

3.3.2 No Fractional Exercise. No fractional Warrant Shares are to be issued upon the exercise of the Warrant, but rather the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

3.3.3 Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 3.3.7 below), the Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which the Warrant is then being exercised.

B= as applicable: (i) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 3.3.1 hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 3.3.1 hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Registered Holder indicated in the Exercise Notice, either (x) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice, or (y) the Weighted Average Price of the Common Stock on the Trading Day of the applicable Exercise Notice if such Exercise Notice is executed and delivered 3.3.1 during “regular trading hours” on a Trading Day pursuant to Section 3 hereof, or (iii) the Weighted Average Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 3.3.1 hereof after the close of “regular trading hours” on such Trading Day.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”), the Warrant Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Registered Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

The Company will be responsible for determining whether Cashless Exercise applies to a Warrant exercise and will notify the Warrant Agent if it does. The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this section to calculate, the number of Warrant Shares issuable in connection with the Cashless Exercise. The Warrant Agent will promptly return the Aggregate Exercise Price paid by the Registered Holder in the event a Cashless Exercise applies.

3.3.4 Issuance of Warrant Shares. On or before the first (1st) Trading Day following the Trading Day on which the Registered Holder has delivered an Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) to the Warrant Agent (for purposes of this Warrant Agreement, if an Exercise Notice is delivered to the Warrant Agent on a day that is not a Trading Day, such Exercise Notice shall be deemed to have been delivered on the first Trading Day following the day of actual delivery), the Warrant Agent shall transmit by electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice to the Registered Holder. On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case, following the date on which the Registered Holder has delivered the Exercise Notice and the Aggregate Exercise Price to the Warrant Agent (or notice of a Cashless Exercise to the Company) (a “Share Delivery Date”), the Warrant Agent shall (X) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and (A) the Warrant Shares are subject to an effective resale registration statement in favor of the Registered Holder and the Registered Holder has delivered to the Company a representation that such Warrant Shares have been sold pursuant to such registration statement or (B) if exercised via Cashless Exercise, at a time when Rule 144 would be available for immediate resale of the Warrant Shares by the Registered Holder, and the Registered Holder has delivered to the Company a representation that such Warrant Shares have been sold pursuant to Rule 144, cause the aggregate number of Warrant Shares to which the Registered Holder is entitled pursuant to such exercise to be transmitted by the Transfer Agent to the Registered Holder by crediting the Registered Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if (A) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or (B) the Warrant Shares are not subject to an effective resale registration statement in favor of the Registered Holder or the Registered Holder has not delivered to the Company a representation that such Warrant Shares have been sold pursuant to such registration statement and, if exercised via Cashless Exercise, at a time when Rule 144 would not be available for immediate resale of the Warrant Shares by the Registered Holder or the Registered Holder has not delivered to the Company a representation that such Warrant Shares have been sold pursuant to such registration statement, cause the Transfer Agent to (i) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Registered Holder or its designee and bearing such restrictive legends as the Company deems necessary, for the number of Warrant Shares to which the Registered Holder is entitled pursuant to such exercise, or (ii) issue and dispatch by electronic mail to the address as specified in the Exercise Notice, evidence of book entry, registered in the Company’s share register in the name of the Registered Holder or its designee and bearing such restrictive legends as the Company deems necessary, for the number of Warrant Shares to which the Registered Holder is entitled pursuant to such exercise. If fewer than all the Warrants registered in the Warrant Register in the name of the Registered Holder or its designee are exercised, a notation shall be made to Warrant Register maintained by the Warrant Agent, as appropriate, evidencing the balance of the Warrants remaining after such exercise.

3.3.5 Valid Issuance. All shares of Common Stock issued upon the proper exercise or surrender of a Warrant in conformity with this Warrant Agreement shall be validly issued, fully paid and non-assessable.

3.3.6 Date of Issuance. Each person or entity in whose name any such certificate for shares of Common Stock is issued or any book entry for shares of Common Stock is made shall, for all purposes, be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or book entry, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.3.7 Registered Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall not effect the exercise of any portion of a Warrant, and the Registered Holder shall not have the right to exercise any portion of a Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that as a result of, and after giving effect to, such exercise, the Registered Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise; provided, however, that such Maximum Percentage shall not apply to each of JPMorgan Chase & Co. or Swarth Investments Inc., in each case together with its Attribution Parties. For purposes of this Section 1(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of determining the number of outstanding shares of Common Stock the Registered Holder may acquire upon the exercise of a Warrant without exceeding the Maximum Percentage, the Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Warrant Agent receives an Exercise Notice from the Registered Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Warrant Agent shall (i) notify the Registered Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Registered Holder’s beneficial ownership, as determined pursuant to this Section 1(e), to exceed the Maximum Percentage, the Registered Holder must notify the Warrant Agent of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Warrant Agent shall return to the Registered Holder any Exercise Price paid by the Registered Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Registered Holder, the Warrant Agent shall within one (1) Trading Day confirm orally and in writing or by electronic mail to the Registered Holder the number of shares of Common Stock then outstanding. The number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including a Warrant, by the Registered Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Registered Holder upon exercise of a Warrant results in the Registered Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Registered Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Registered Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Warrant Agent shall return to the Registered Holder the Exercise Price paid by the Registered Holder for the Excess Shares. Upon delivery of a written notice to the Warrant Agent, the Registered Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Warrant Agent and (ii) any such increase or decrease will apply only to the Registered Holder and the other Attribution Parties and not to any other holder of the Warrants that is not an Attribution Party of the Registered Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant Agreement in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Registered Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise the Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3.7 to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 3.3.7 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of the Warrant.

4. Adjustments. The Exercise Price, the number of Warrant Shares issuable upon exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in Section 2 of the Warrant. Upon every adjustment of the Exercise Price or the number of Warrant Shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. As promptly as reasonably practicable following any adjustment of the Exercise Price and/or the number of Warrant Shares, but in any event not later than 15 Business Days thereafter, the Company shall furnish to the Registered Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions provided by the Company with respect to any adjustment of the Exercise Price or the number of shares issuable upon exercise of a Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instructions or pursuant to this Warrant Agreement. The Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received written notice thereof from the Company.

5. Fundamental Transactions. In the event of a Fundamental Transaction (as defined in the Warrant), the Company shall make appropriate provision to ensure that (a) the purchaser (or its parent) shall assume each Warrant (with appropriate changes to the Exercise Price to take into account the value of the securities substituted for the Common Stock so as to preserve the intrinsic spread between the fair market value of any substituted securities and the Exercise Price), or (b) Registered Holder will thereafter have the right to receive upon an exercise of a Warrant, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such securities, cash or other assets (including warrants or other purchase or subscription rights) which the Registered Holder would have been entitled to receive on a per share basis upon the happening of such Fundamental Transaction had such Warrant been exercised immediately prior to such Fundamental Transaction (without regard to any limitations on the exercise of the Warrant); provided, however, that following any Fundamental Transaction, the Warrant shall only be exercisable via Cashless Exercise. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions.

Notwithstanding the foregoing, at the request of the Registered Holder delivered at any time commencing on the earliest to occur of (a) the public disclosure of the consummation of any Fundamental Transaction, (b) the consummation of any Fundamental Transaction and (c) the Registered Holder first becoming aware of the consummation of any Fundamental Transaction through the date that is 60 days after the public disclosure of the consummation of such Fundamental Transaction by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the successor entity (as the case may be) shall purchase the Warrant from the Registered Holder on the date of such request by paying to the Registered Holder cash in an amount equal to the Black Scholes Value (as defined below).

6. Transfer and Exchange of Warrants.

6.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant into the Warrant Register, upon surrender of such Warrant for transfer. Upon any such transfer, a new Warrant representing the right to purchase an equal number of Warrant Shares shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon the Company’s request. If less than the total number of Warrant Shares then underlying the Warrants is being transferred, a new Warrant shall be issued to the Registered Holder representing the right to purchase the number of Warrant Shares not being transferred.

6.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and, thereupon, the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange thereof until the Warrant Agent has received an opinion of counsel for the Company (who may be in-house counsel) stating that such transfer may be made and indicating whether the new Warrants must also bear the restrictive legend.

6.3 Exchangeable for Multiple Warrants. Warrants are exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6(d) of the Warrant) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Registered Holder at the time of such surrender; provided, however, that no Warrants for fractional Warrant Shares shall be given.

6.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a Warrant.

6.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

6.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Warrant Agreement, the Warrants required to be issued pursuant to the provisions of this Section 6, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

7. Other Provisions Relating to Rights of Registered Holders of Warrants.

7.1 No Rights as Stockholder. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.2 Lost, Stolen Mutilated or Destroyed Warrants. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Registered Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Warrant, the Company and the Warrant Agent shall cause a new Warrant to be delivered to the Registered Holder (in accordance with Section 6(d) of the Warrant) representing the right to purchase the Warrant Shares then underlying the Warrant.

7.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agreement. The Company will take all such commercially reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

8. Concerning the Warrant Agent and Other Matters.

8.1 Payment of Taxes. The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

8.2 Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint, in writing, a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Registered Holder of the Warrant (who shall, with such notice, submit his, her or its Warrant for inspection by the Company), then the Registered Holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and be authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but, if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and, upon request of any successor Warrant Agent, the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties and obligations.

8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Common Stock not later than the effective date of any such appointment.

8.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Warrant Agreement without any further act on the part of the Company or the Warrant Agent.

8.3 Fees and Expenses of Warrant Agent.

8.3.1 Remuneration and Reimbursement. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as Warrant Agent and reasonable reimbursement for expenditures incurred as Warrant Agent in accordance with Schedule 1 hereto.

8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement.

8.4 Liability of Warrant Agent.

8.4.1 Reliance on Company Statement. Whenever, in the performance of its duties under this Warrant Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by an officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Warrant Agreement.

8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Warrant Agreement, except as a result of the Warrant Agent’s gross negligence, willful misconduct or bad faith.

8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Warrant Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it, by any act hereunder, be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Warrant Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and non-assessable.

8.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth and, among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.

9. Miscellaneous Provisions.

9.1 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2 Notices. Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the Warrant Agent or by the Registered Holder of any Warrant to or on the Company shall be delivered by hand or sent by registered or certified mail or overnight courier service, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

Ribbon Communications Inc.

6500 Chase Oaks Boulevard

Plano, Texas

Telephone No.: (978) 614-8170

Attention: Patrick Macken

E-mail: pmacken@rbbn.com

and

Troutman Pepper Hamilton Sanders

600 Peachtree Street, N.E., Suite 300

Atlanta, Georgia 30308

Telephone No.: (404) 885-3000

Facsimile No.: (404) 962-6599

Attention: David W. Ghegan

E-mail: david.ghegan@troutman.com

Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the Registered Holder of any Warrant or by the Company to or on the Warrant Agent shall be delivered by hand or sent by registered or certified mail or overnight courier service, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

American Stock Transfer & Trust Company, LLC

63201 15th Avenue

Brooklyn, New York 11219

Attention: Reorgwarrants@astfinancial.com

Any notice sent pursuant to this Warrant Agreement shall be effective, if delivered by hand, upon receipt thereof by the party to whom it is addressed, if sent by overnight courier, on the next business day of the delivery to the courier, and if sent by registered or certified mail on the third day after registration or certification thereof.

9.3 Applicable Law. The validity, interpretation, and performance of this Warrant Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York. The Company and the Warrant Agent hereby agree that any action, proceeding or claim against either of them arising out of or relating in any way to this Warrant Agreement shall be brought and enforced in the state and federal courts sitting in the City of New York, Borough of Manhattan, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Warrant Agent hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company or the Warrant Agent may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party receiving such service in any action, proceeding or claim.

9.4 Persons Having Rights under this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders of the Warrants. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders of the Warrants.

9.5 Examination of the Warrant Agreement. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such Registered Holder to submit his, her or its Warrant for inspection.

9.6 Counterparts — Facsimile Signatures. This Warrant Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Facsimile signatures shall constitute original signatures for all purposes of this Warrant Agreement.

9.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof

9.8 Amendments. This Warrant Agreement and any Warrant may be amended by the parties hereto by executing a supplemental warrant agreement, without the consent of any of the Registered Holders, for the purpose of (i) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Warrant Agreement that is not inconsistent with the provisions of this Warrant Agreement or the Warrant, (ii) evidencing the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained in this Warrant Agreement and the Warrants, (iii) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Warrants, (iv) adding to the covenants of the Company for the benefit of the Registered Holders or surrendering any right or power conferred upon the Company under this Warrant Agreement, or (v) amending this Warrant Agreement and the Warrants in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Registered Holders in any material respect. All other modifications or amendments to this Warrant Agreement, including any amendment to increase the Exercise Price or shorten the Exercise Period, shall require the written consent of the Registered Holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may extend the duration of the Exercise Period in accordance with Section 3.2 without such consent.

9.9 Severability. This Warrant Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

10. Certain Definitions. As used herein, the following terms shall have the following meanings:

(a) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Registered Holder’s request pursuant to Section 3, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest closing sale price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Registered Holder’s request pursuant to Section 3 and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Registered Holder’s request pursuant to Section 3, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Registered Holder’s request pursuant to Section 3 and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Registered Holder’s request pursuant to Section 3 if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction and (B) the date of the Registered Holder’s request pursuant to Section 3.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

(c) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Exercise Notice.

(d) “Trading Day” means a day on which the Common Stock generally occurs on the Trading Market; provided that if Common Stock is not so listed or traded, “Trading Day” means a Business Day.

(e) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

(f) “Warrant Share Delivery Date” means the date that is the earliest of: (i) two (2) Trading Days after the delivery to the Company of the Exercise Notice, and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Exercise Notice, all subject to receipt of any cash payments required by the Registered Holder.

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IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

RIBBON COMMUNICATIONS INC.

By:
Name:	Bruce McClelland
Title:	President and Chief Executive Officer

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AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:	[•]
Title:	[•]

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EXHIBIT A

FORM OF WARRANT

SCHEDULE 1

[SEE ATTACHED]